UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2024

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road – Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 888-6444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 26, 2024, the Certificate of Designation of Preferences, Rights and Limitations of Series A Super Voting Preferred Stock (the “Series A Preferred Stock”) of Nightfood Holdings, Inc. (“NGTF”) was amended (the “Amended Series A COD”) by replacing Section 1 to alter the voting structure of the Series A Preferred Stock. Pursuant to the Amended Series A COD, the shares of Series A Preferred Stock will have a number of votes equal to (i) the number of votes then held or entitled to be made by all other equity securities of NGTF plus (ii) one (1). No other changes were made.

Also on January 26, 2024, NGTF filed a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C COD”), which established 500,000 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”), par value of $0.001 per share, having such designations, rights and preferences as set forth in the Series C COD. The shares of Series C Preferred Stock are convertible six (6) months after issuance into common stock of NGTF at a rate of six thousand (6,000) shares of common stock for each share of Series C Preferred Stock. The shares of Series C Preferred Stock do not have voting rights and rank junior to the Series B Preferred Stock. The holders of Series C Preferred Stock are not entitled to dividends.

NGTF’s board of directors unanimously approved the Amended Series A COD and the Series C COD. The Amended Series A COD was also approved by the affirmative vote of NGTF’s majority stockholder entitling it to a majority of the voting power. The forgoing description of the amendment to the Series A Preferred stock and rights, powers and preferences of the Series C Preferred Stock are each qualified in their entirety by reference to the Amended Series A COD and the Series C COD, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series A Super Voting Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2024

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Sean Folkson
Name:	Sean Folkson
Title:	Chief Executive Officer

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